[LOGO]

Pioneer
High Yield Fund

ANNUAL REPORT 10/31/01

 Table of Contents
--------------------------------------------------------------------------------

 Letter to Shareowners                              1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           10
 Financial Statements                              16
 Notes to Financial Statements                     24
 Report of Independent Public Accountants          29
 Trustees, Officers and Service Providers          30
 The Pioneer Family of Mutual Funds                31
 Retirement Plans from Pioneer                     32
 Programs and Services for Pioneer Shareowners     34

Pioneer High Yield Fund

LETTER TO SHAREOWNERS

Dear Shareowners,
--------------------------------------------------------------------------------

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation moves to heal itself following the horrifying events of September 11.

Americans have always been a resilient people as evidenced by the tremendous surge of national unity these past two months. You can also see that resilience in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

As 2001 draws to a close, we are probably in the midst of a recession that began with the unwinding of the dot-com mania. The profound psychological impact of the terrorist attacks may extend this slow-down well into next year. But stock prices have historically led the way out of recessions, moving higher as investors shook off immediate concerns to focus on recovery prospects.

The markets may already be anticipating a better business climate, as lower interest rates, lower taxes and government stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[begin sidenote]
Pioneer's new
president

Daniel T. Geraci recently
joined Pioneer Global Asset
Management S.p.A. as
Chief Executive Officer
and President of Pioneer
Investment Management
USA Inc., the arm of
Pioneer responsible for
managing our mutual
fund portfolios and U.S.
business interests.

Earlier, Mr. Geraci served
as a senior executive at
Fidelity Investments and at
Midland Walwyn Capital of
Toronto (now Merrill Lynch
Canada). He began his
career with E.F. Hutton
and Company.

"Serving shareowners'
interests has always been
Pioneer's core value,"
Mr. Geraci said. "Today, we
are redoubling our efforts
to earn our customers'
continued confidence as
we pass through these
challenging times."
[end sidenote]

Pioneer High Yield Fund

PORTFOLIO SUMMARY 10/31/01

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[tabular representation of pie chart]

Convertible Corporate Bonds  58.7%
Corporate Bonds              32.6%
Convertible Preferred Stocks  8.7%

 Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[tabular representation of pie chart]
0-1 years  2.8%
1-3 years 28.4%
3-4 years  7.7%
4-8 years 56.4%
8+ years   4.7%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

  1.   Ingram Micro Inc., 9.875%, 8/15/08 (144A)    4.90%
  2.   Penney (JC) Co. Inc., 7.625%, 3/1/97         4.54
  3.   Wesco Distribution Inc., 9.125%, 6/1/08      4.38
  4.   Tower Automotive, Inc., 5.0%, 8/1/04         3.76
  5.   Conexant Systems Inc., 4.0%, 2/1/07          3.59
  6.   MascoTech, Inc., 4.5%, 12/15/03              3.53
  7.   Adaptec Inc., 4.75%, 2/1/04                  3.33
  8.   Hilton Hotels, 5.0%, 5/15/06                 3.06
  9.   Fibermark Inc., 10.75%, 4/15/11              3.05
 10.   Quantum Corp., 7.0%, 8/1/04                  2.96

Fund holdings will vary for other periods.

Pioneer High Yield Fund

PERFORMANCE UPDATE 10/31/01                            CLASS A SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $10.41     $11.35

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                          $1.055      $0.337              --

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2001)

                   Net Asset   Public Offering
Period               Value         Price*
 Life of Class
 (2/12/98)        10.68%       9.32%
 1 Year            4.32       -0.33


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[tabular representation of mountain chart]

Growth of $10,000+
                                                       ML Index of
            Pioneer High        ML High Yield       Convertible Bonds
            Yield Fund*       Master II Index++   (Speculative Quality)++
2/98            9550                10000                 10000
                9830                10138                 10360
                9379                10318                 10082
10/98           8260                 9612                  9185
                9495                10229                 11084
                9489                10465                 11591
               10142                10357                 11520
10/99          10069                10151                 12442
               11489                10305                 15033
               12070                10175                 15253
               12786                10296                 14175
10/00          13203                 9980                 14165
               13540                10437                 13178
               13851                10242                 11651
               14219                10313                 11171
10/01          13773                 9985                 10316

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 10/31/01                            CLASS B SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $10.45     $11.41

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                          $0.986      $0.337               --

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2001)

                      If         If
Period               Held     Redeemed*
 Life of Class
 (2/12/98)        9.98%       9.35%
 1 Year           3.45       -0.21


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[tabular representation of mountain chart]

Growth of $10,000+
                                                       ML Index of
            Pioneer High        ML High Yield       Convertible Bonds
            Yield Fund*       Master II Index++   (Speculative Quality)++
2/98          10000                 10000                 10000
              10287                 10138                 10360
               9787                 10318                 10082
10/98          8602                  9612                  9185
               9072                 10229                 11084
               9848                 10465                 11591
              10507                 10357                 11520
10/99         10412                 10151                 12442
              11860                 10305                 15033
              12464                 10175                 15253
              13215                 10296                 14175
10/00         13619                  9980                 14165
              13941                 10437                 13178
              14223                 10242                 11651
              14564                 10313                 11171
10/01         13789                  9985                 10316

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 10/31/01                            CLASS C SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $10.55     $11.51

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                          $0.995      $0.337               --

 Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2001)

                   Net Asset   Public Offering
Period               Value       Price/CDSC
Life of Class
(2/12/98)            10.25%         9.95%
1 Year                3.50          2.44


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[tabular representation of mountain chart]

Growth of $10,000+
                                                       ML Index of
            Pioneer High        ML High Yield       Convertible Bonds
            Yield Fund*       Master II Index++   (Speculative Quality)++
2/98          10000                 10000                 10000
              10186                 10138                 10360
               9691                 10318                 10082
10/98          8517                  9612                  9185
               9775                 10229                 11084
               9751                 10465                 11591
              10404                 10357                 11520
10/99         10310                 10151                 12442
              11744                 10305                 15033
              12499                 10175                 15253
              13188                 10296                 14175
10/00         13603                  9980                 14165
              13924                 10437                 13178
              14206                 10242                 11651
              14547                 10313                 11171
10/01         14080                  9985                 10316

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 10/31/01                            CLASS Y SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $10.39     $11.32

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                          $1.038      $0.337             --

 Investment Returns
--------------------------------------------------------------------------------

  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2001)
                       If         If
Period                Held     Redeemed
Life of Class
(2/12/98)             10.66%      10.66%
1 Year                 4.28        4.28

* Assumes reinvestment of distributions.

[tabular representation of mountain chart]

Growth of $10,000+
                                                       ML Index of
            Pioneer High        ML High Yield       Convertible Bonds
            Yield Fund*       Master II Index++   (Speculative Quality)++
2/98          10000                 10000                 10000
              10307                 10138                 10360
               9834                 10318                 10082
10/98          8665                  9612                  9185
               9967                 10229                 11084
               9967                 10465                 11591
              10660                 10357                 11520
10/99         10589                 10151                 12442
              12089                 10305                 15033
              12665                 10175                 15253
              13364                 10296                 14175
10/00         13827                  9980                 14165
              14186                 10437                 13178
              14516                 10242                 11651
              14870                 10313                 11171
10/01         14420                  9985                 10316

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01

Fund manager Margaret Patel continued her fine record of market-beating performance during the fiscal year that ended October 31, 2001. Here, Ms. Patel explains how she was able to navigate the Fund to a positive return during a very difficult year for the high-yield market.

Q:  How did the Fund perform?

A: During a period in which the high-yield market barely broke even, the Fund was able to post a total return based on net asset value of 4.32% for the Fund's Class A shares, 3.45% for Class B shares, 3.50% for Class C shares and 4.28% for Class Y shares. By comparison, the average return for the same period of the 388 funds in Lipper Inc.'s High Current Yield Category was -3.98%.

Q:  How was the Fund able to post such strong relative performance?

A: We generally avoided areas of material underperformance, including telecommunication services companies and firms in the construction, building products and auto insulation sectors that faced the re-emergence of problems related to asbestos liability. The high-yield market overall suffered from declines in the market value of bonds that more than offset the interest income provided by the securities. A rise in default rates and the prospect of even higher default activity brought on by the slowing economy and eroding financial results were the main culprits behind the poor performance of the high-yield market. In addition, more restrictive bank-lending policies and volatility in the equity markets dampened investor enthusiasm for junk bonds. The Fund was able to generally rise above these factors by focusing on investments whose liquidity held up favorably in an adverse market.

Q:  What sort of strategy did you pursue within this environment?

A: We did not alter our approach. We continued to look for opportunities to invest in sectors or industries that were growing faster than the economy as a whole and that offered relative value. This focus led us to continue to favor the technology sector where we emphasized companies that offered unique products or services that enabled them to remain well positioned within their industries and enjoy sufficient liquidity in their balance sheets. We also continued to maintain positions in the energy sector. Although it appears

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01                           (continued)

    likely that energy prices will decline, we believe that the companies we've selected can maintain stability nonetheless.

    Toward the end of the Fund's fiscal year, in response to the Federal Reserve Board's continued aggressive approach to lowering short-term interest rates, we began to add investments in interest-rate sensitive sectors such as autos, paper and forest products, and basic materials. Our expectation there is that lower rates should help these firms at some point next year.

Q: Convertible securities remained a significant portion of the Fund, at 63% of assets at the end of the period. Can you please review your rationale for using this type of investment vehicle?

A: We use discounted convertible securities that provide high yields to maintain exposure to attractive industries where straight high-yield bonds might not be available. This is particularly true for smaller companies in rapidly growing industries. For example, the technology sector does not present many opportunities in the high-yield market, but does offer a significant supply of below investment-grade convertible securities. Convertible securities offer the possibility of price appreciation if the underlying value of the company's stock rises. With stock prices declining considerably over the past 18 months, prices of convertible bonds have declined so much that convertible bond yields are now competitive with those found in the high-yield market. Investors in convertible bonds can therefore garner the same yield; at the same time, if the underlying stock price rises, the value of the convertible bond does as well.

Q: Which were some of the better-performing investments for the Fund? Which were disappointments?

A: On the positive side we'd mention four companies that were taken over during the course of the fiscal year. One of the goals of value investing is recognizing the inherent value of a company before market action leads to the capital appreciation of the company's securities or before another company in the industry decides to acquire it. In these cases, the acquiring companies recognized the same kind of value that we did when we chose the securities for the Fund. First, there was Digital Island, a network service provider, which rose materially in price after Cable & Wireless

Pioneer High Yield Fund

    acquired its operations. In addition, Efficient Networks, which provides high-speed DSL (digital subscriber line) equipment was acquired by Siemens. Vishay Intertechnology acquired General Semiconductor, and, finally, Orion Energy was acquired by Reliant Energy.

    On the down side, we eliminated excite@home because the company's heavy debt burden made its future uncertain, despite the fact that the company had valuable broad-band assets and provided valuable broad-band transport to other companies. In addition, we sold off the Fund's holdings in Critical Path, a company that provides outsourced email services. There, questionable accounting practices caused the company's revenues and operating results to be materially lower than expected.

Q:  How did you respond to the terrorist attacks of September 11, 2001?

A: We expect that most of the holdings in the Fund will experience lower sales and diminished cash flow over the near term. As a result, we've concentrated our efforts on reviewing each holding to make sure it remains viable going forward. Fortunately, the Fund held no airline or airline service company holdings, which were most negatively affected by the events of September 11. With an uncertain outlook for airline travel, we currently are not considering adding investments in that sector to the Fund.

Q:  What is your outlook?

A: Before September 11, the economy was in the process of stabilizing. As a result of the dislocation caused by the attacks, we will most likely suffer one or two quarters of slower-than-expected growth and may even see the economy contract. However, we believe the reaction to the Fed's recent aggressive approach toward lowering short-term interest rates could be positive. As a result, it appears the economy could stabilize within the next three to six months and then likely continue a positive growth trend through the balance of 2002.

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 10/31/01

   Shares                                                                 Value
              CONVERTIBLE PREFERRED STOCKS - 8.7%
              Basic Materials - 2.1%
              Paper & Forest Products - 2.1%
  420,800     International Paper Capital Trust, 5.25%, 7/20/25     $18,515,200
                                                                    -----------
              Total Basic Materials                                 $18,515,200
                                                                    -----------
              Consumer Cyclicals - 2.9%
              Automobiles - 2.9%
  547,500     Cummins Capital Trust I, 7.0%, 6/15/31 (144A)         $25,185,000
                                                                    -----------
              Total Consumer Cyclicals                              $25,185,000
                                                                    -----------
              Consumer Staples - 0.2%
              Broadcasting (Cable/Television/Radio) - 0.2%
   50,000     Equity SECS Trust I, 6.5%, 11/15/04                   $ 1,740,000
                                                                    -----------
              Total Consumer Staples                                $ 1,740,000
                                                                    -----------
              Financials - 1.0%
              Consumer Finance - 1.0%
  290,500     Nuevo Financing, 5.75%, 12/15/26                      $ 8,453,550
                                                                    -----------
              Total Financials                                      $ 8,453,550
                                                                    -----------
              Technology - 1.1%
              Communications Equipment - 1.1%
    8,300     Lucent Technologies Inc., 8.0%, 8/01/31 (144A)        $ 9,659,125
                                                                    -----------
              Total Technology                                      $ 9,659,125
                                                                    -----------
              Utilities - 1.4%
              Natural Gas - 1.4%
1,227,100     Semco Capital Trust II, 11.0%, 8/16/03                $12,271,000
                                                                    -----------
              Total Utilities                                       $12,271,000
                                                                    -----------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $79,041,996)                                    $75,823,875
                                                                    -----------
 Principal
  Amount
                 CONVERTIBLE CORPORATE BONDS - 58.7%
                 Basic Materials - 3.3%
                 Metals Mining - 3.3%
$23,120,000      Freeport-McMoran Copper & Gold Inc.,
                   8.25%, 1/31/06 (144A)                            $23,235,600
  5,992,000      Inco Ltd., 7.75%, 3/15/16                            5,857,180
                                                                    -----------
                                                                    $29,092,780
                                                                    -----------
                 Total Basic Materials                              $29,092,780
                                                                    -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                               Value
                 Capital Goods - 2.8%
                 Electrical Equipment - 2.8%
$31,676,000      Benchmark Electrical, 6.0%, 8/15/06              $ 24,152,950
                                                                  ------------
                 Total Capital Goods                              $ 24,152,950
                                                                  ------------
                 Consumer Cyclicals - 11.8%
                 Auto Parts & Equipment - 7.3%
 37,669,000      MascoTech, Inc., 4.5%, 12/15/03                  $ 30,888,580
 44,161,000      Tower Automotive Inc., 5.0%, 8/1/04                32,899,945
                                                                  ------------
                                                                  $ 63,788,525
                                                                  ------------
                 Lodging - Hotels - 3.4%
  3,602,000      Capstar Hotel, 4.75%, 10/15/04                   $  2,899,610
 32,186,000      Hilton Hotels, 5.0%, 5/15/06                       26,794,845
                                                                  ------------
                                                                  $ 29,694,455
                                                                  ------------
                 Services (Advertising/Marketing) - 1.1%
  2,350,000      Getty Images Inc., 5.0%, 3/15/07 (144A)          $  1,771,313
 10,498,000      Getty Images Inc., 5.0%, 3/15/07                    7,912,868
                                                                  ------------
                                                                  $  9,684,181
                                                                  ------------
                 Total Consumer Cyclicals                         $103,167,161
                                                                  ------------
                 Energy - 4.9%
                 Oil & Gas (Drilling & Equipment) - 3.0%
  3,653,000      Key Energy Group, 5.0%, 9/15/04                  $  3,392,724
 27,613,000      Parker Drilling Co., 5.50%, 8/1/04                 23,298,469
                                                                  ------------
                                                                  $ 26,691,193
                                                                  ------------
                 Oil & Gas (Production/Exploration) - 1.9%
  8,860,000      Range Resources Corp., 6.0%, 2/1/07              $  6,390,275
 10,192,000      Pogo Producing Co., 5.5%, 6/15/06                  10,090,080
                                                                  ------------
                                                                  $ 16,480,355
                                                                  ------------
                 Total Energy                                     $ 43,171,548
                                                                  ------------
                 Health Care - 2.3%
                 Biotechnology - 1.9%
  6,800,000      Cor Therapeutics, 4.5%, 6/15/06 (144A)           $  6,001,000
 10,000,000      Cubist Pharmaceuticals, 5.5%, 11/1/08 (144A)       10,536,000
                                                                  ------------
                                                                  $ 16,537,000
                                                                  ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 10/31/01                               (continued)

  Principal
    Amount                                                               Value
                Health Care (Hospital Management) - 0.4%
$3,500,000      Community Health Systems, 4.25%,
                  10/15/08                                        $  3,381,875
                                                                  ------------
                Total Health Care                                 $ 19,918,875
                                                                  ------------
                Technology - 33.2%
                Communications Equipment - 0.8%
 6,580,000      American Tower Corp., 5.0%, 2/15/10               $  4,540,200
 1,955,000      Commscope, Inc., 4.0%, 12/15/06                      1,564,000
 2,000,000      Oni Systems Corp., 5.0%, 10/15/05                    1,302,500
                                                                  ------------
                                                                  $  7,406,700
                                                                  ------------
                Computers (Networking) - 1.9%
22,735,000      Juniper Networks Inc., 4.75%, 3/15/07             $ 16,255,525
                                                                  ------------
                Computers (Peripherals) - 2.9%
30,058,000      Quantum Corp., 7.0%, 8/1/04                       $ 25,849,880
                                                                  ------------
                Computers (Software & Services) - 5.3%
30,835,000      Aspen Technology, 5.25%, 6/15/05                  $ 23,087,706
 5,000,000      HNC Software Inc., 5.25%, 9/1/08 (144A)              4,556,250
 1,970,000      Radisys Corp., 5.5%, 8/15/07 (144A)                  1,290,350
26,435,000      Radisys Corp., 5.5%, 8/15/07                        17,314,925
                                                                  ------------
                                                                  $ 46,249,231
                                                                  ------------
                Electronics (Component Distributors) - 3.3%
32,771,000      Adaptec Inc., 4.75%, 2/1/04                       $ 29,166,190
                                                                  ------------
                Electronics (Semiconductors) - 8.5%
56,042,000      Conexant Systems Inc., 4.0%, 2/1/07               $ 31,383,520
 4,718,000      Cypress Semiconductor, 3.75%, 7/1/05                 3,839,273
 7,500,000      Fairchild Semiconductor, 5.0%, 11/1/08 (144A)        7,575,000
   300,000      General Semiconductor Inc., 5.75%, 12/15/06
                  (144A)                                               290,250
15,910,000      General Semiconductor Inc., 5.75%, 12/15/06         15,392,925
   114,000      Intevac Inc., 6.50%, 3/1/04                             52,868
20,354,000      Triquint Semiconductor, 4.0%, 3/1/07                15,545,368
                                                                  ------------
                                                                  $ 74,079,204
                                                                  ------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                                Value
                 Equipment (Semiconductors) - 7.8%
$20,401,000      Advanced Energy Industries, Inc., 5.25%,
                  11/15/06                                         $ 16,728,820
  1,030,000      Brooks Automation Inc., 4.75%, 6/1/08 (144A)           843,313
  1,000,000      Brooks Automation Inc., 4.75%, 6/1/08                  818,750
  7,517,000      Cymer Inc., 7.25%, 8/6/04                            7,103,565
 32,630,000      Emcore Corp., 5.0%, 5/15/06 (144A)                  21,902,888
 29,270,000      Emcore Corp., 5.0%, 5/15/06                         19,647,488
  1,000,000      Lam Research Corp., 4.0%, 6/1/06                       810,000
                                                                   ------------
                                                                   $ 67,854,824
                                                                   ------------
                 Services (Data Processing) - 2.7%
 32,882,000      Checkfree Holdings Corp., 6.50%, 12/1/06          $ 23,264,015
                                                                   ------------
                 Total Technology                                  $290,125,569
                                                                   ------------
                 Utilities - 0.4%
                 Power Producers (Independent) - 0.4%
  3,950,000      Orion Power Holdings Inc., 4.5%, 6/1/08           $  3,890,750
                                                                   ------------
                 Total Utilities                                   $  3,890,750
                                                                   ------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost $533,375,574)                               $513,519,633
                                                                   ------------
                 CORPORATE BONDS - 32.6%
                 Basic Materials - 3.4%
                 Paper & Forest Products - 3.4%
 29,610,000      Fibermark Inc., 10.75%, 4/15/11                   $ 26,649,000
  3,500,000      Fibermark Inc., 9.375%, 10/15/06                     3,150,000
                                                                   ------------
                 Total Basic Materials                             $ 29,799,000
                                                                   ------------
                 Capital Goods - 2.1%
                 Electrical Equipment - 0.8%
 11,400,000      Advanced Lighting Technologies, 8.0%, 3/15/08     $  6,840,000
                                                                   ------------
                 Waste Management - 1.3%
 13,440,000      Azurix Corp., 10.75%, 2/15/10                     $ 11,827,200
                                                                   ------------
                 Total Capital Goods                               $ 18,667,200
                                                                   ------------
                 Communication Services - 1.8%
                 Telecommunications (Long Distance) - 1.8%
 22,460,000      SBA Communications Corp., 12.0%, 3/1/08           $ 15,722,000
                                                                   ------------
                 Total Communication Services                      $ 15,722,000
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 10/31/01                           (continued)

   Principal
    Amount                                                                Value
                 Consumer Cyclicals - 9.5%
                 Building Materials - 4.1%
$13,975,000      NCI Building Systems Inc., 9.25%, 5/1/09          $ 12,996,750
 17,490,000      Nortek Inc., 9.125%, 9/1/07                         17,009,025
  6,900,000      Nortek Inc., 9.875%, 06/15/11                        6,175,500
                                                                   ------------
                                                                   $ 36,181,275
                                                                   ------------
                 Retail (Department Stores) - 5.4%
  7,405,000      JC Penney Co. Inc., 9.75%, 6/15/21                $  7,145,825
 53,365,000      JC Penney Co. Inc., 7.625%, 3/1/97                  39,690,219
                                                                   ------------
                                                                   $ 46,836,044
                                                                   ------------
                 Total Consumer Cyclicals                          $ 83,017,319
                                                                   ------------
                 Consumer Staples - 5.4%
                 Distributors (Food & Health) - 5.3%
  7,945,000      Fisher Scientific International, Inc., 9.0%,
                   2/1/08                                          $  8,064,175
 45,595,000      Wesco Distribution Inc., 9.125%, 6/1/08             38,299,800
                                                                   ------------
                                                                   $ 46,363,975
                                                                   ------------
                 Foods - 0.1%
    500,000      Smithfield Foods Inc., 8.0%, 10/15/09 (144A)      $    518,750
                                                                   ------------
                 Total Consumer Staples                            $ 46,882,725
                                                                   ------------
                 Energy - 1.5%
                 Oil & Gas (Production/Exploration) - 1.5%
 12,655,000      Eott Energy Partners LP, 11.0%, 10/1/09           $ 13,477,571
                                                                   ------------
                 Total Energy                                      $ 13,477,571
                                                                   ------------
                 Financials - 1.1%
                 Financial (Diversified) - 0.3%
  2,510,000      Forest City Enterprises, 8.5%, 3/15/08            $  2,397,050
                                                                   ------------
                 Real Estate - 0.8%
  7,750,000      BF Saul Real Estate Investment Trust,
                   9.75%, 4/1/08                                   $  7,517,500
                                                                   ------------
                 Total Financials                                  $  9,914,550
                                                                   ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                                Value
                 Technology - 7.8%
                 Communications Equipment - 1.9%
$10,400,000      Lucent Technologies Inc., 5.5%, 11/15/08          $  7,644,000
 14,000,000      Lucent Technologies Inc., 6.45%, 3/15/29             8,820,000
                                                                   ------------
                                                                   $ 16,464,000
                                                                   ------------
                 Electronics (Component Distributors) - 4.9%
 46,570,000      Ingram Micro Inc., 9.875%, 8/15/08 (144A)         $ 42,844,400
                                                                   ------------
                 Electronics (Semiconductors) - 1.0%
  5,305,000      Fairchild Semiconductor, 10.375%, 10/1/07         $  5,358,050
  3,100,000      Fairchild Semiconductor, 10.50%, 2/1/09              3,162,000
                                                                   ------------
                                                                   $  8,520,050
                                                                   ------------
                 Total Technology                                  $ 67,828,450
                                                                   ------------
                 TOTAL CORPORATE BONDS
                 (Cost $297,933,030)                               $285,308,815
                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $910,350,600) (a)(b)                        $874,652,323
                                                                   ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2001, the value of these securities amounted to $156,209,239 or 17.46% of total net assets.

(a) At October 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $910,367,014 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                    $ 10,987,388
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (46,702,079)
                                                                   ------------
      Net unrealized loss                                          $(35,714,691)
                                                                   ------------

(b) At October 31, 2001, the Fund had a net capital loss carryforward of $9,050,053 which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2001, aggregated $879,645,204 and $100,632,704, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer High Yield Fund

BALANCE SHEET 10/31/01

ASSETS:
  Investment in securities, at value (cost $910,350,600)     $874,652,323
  Cash                                                         13,341,431
  Receivables--
     Investment securities sold                                10,841,133
     Fund shares sold                                          22,636,080
     Dividends and Interest                                    16,486,999
  Other                                                            16,435
                                                             ------------
       Total assets                                          $937,974,401
                                                             ------------
LIABILITIES:
  Payables--
     Investment securities purchased                         $ 37,696,105
     Fund shares repurchased                                    1,097,331
     Dividends                                                  3,367,683
  Due to affiliates                                               608,628
  Accrued expenses                                                301,723
                                                             ------------
       Total liabilities                                     $ 43,071,470
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $939,629,282
  Accumulated undistributed net investment income                  38,393
  Accumulated net realized loss on investments                 (9,066,467)
  Net unrealized loss on investments                          (35,698,277)
                                                             ------------
       Total net assets                                      $894,902,931
                                                             ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $345,824,728/33,211,067 shares)          $      10.41
                                                             ============
  Class B (based on $326,596,163/31,244,601 shares)          $      10.45
                                                             ============
  Class C (based on $219,141,773/20,776,097 shares)          $      10.55
                                                             ============
  Class Y (based on $3,340,267/321,505 shares)               $      10.39
                                                             ============
MAXIMUM OFFERING PRICE:
  Class A                                                    $      10.90
                                                             ============
  Class C                                                    $      10.66
                                                             ============


16   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

STATEMENT OF OPERATIONS
For the Year Ended 10/31/01

INVESTMENT INCOME:
  Dividends                                                  $ 2,115,563
  Interest                                                    41,188,271
                                                             -----------
       Total investment income                                             $  43,303,834
                                                                           -------------
EXPENSES:
  Management fees                                            $ 2,853,947
  Transfer agent fees
     Class A                                                     238,736
     Class B                                                     222,611
     Class C                                                     108,245
     Class Y                                                         571
  Distribution fees
     Class A                                                     411,980
     Class B                                                   1,504,263
     Class C                                                     910,705
  Administrative fees                                             28,793
  Custodian fees                                                 235,115
  Registration fees                                              336,522
  Professional fees                                               46,761
  Printing                                                        26,480
  Fees and expenses of nonaffiliated trustees                     10,742
  Miscellaneous                                                    7,068
                                                             -----------
       Total expenses                                                      $   6,942,539
       Less management fees waived and expenses
         assumed by Pioneer Investment
         Management, Inc.                                                     (1,156,507)
       Less fees paid indirectly                                                (120,010)
                                                                           -------------
       Net expenses                                                        $   5,666,022
                                                                           -------------
         Net investment income                                             $  37,637,812
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $  (9,066,467)
  Change in net unrealized loss on investments                               (31,518,562)
                                                                           -------------
     Net loss on investments                                               $ (40,585,029)
                                                                           -------------
     Net decrease in net assets resulting from operations                  $  (2,947,217)
                                                                           =============


The accompanying notes are an integral part of these financial statements.   17

Pioneer High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/01 and 10/31/00

                                                           Year Ended         Year Ended
                                                            10/31/01           10/31/00
FROM OPERATIONS:
Net investment income                                   $ 37,637,812       $  3,667,478
Net realized gain (loss) on investments                   (9,066,467)         4,178,251
Change in net unrealized loss on investments             (31,518,562)        (3,092,109)
                                                        ------------       ------------
  Net increase (decrease) in net assets resulting
     from operations                                    $ (2,947,217)      $  4,753,620
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($1.06 and $1.05 per share, respectively)     $(16,067,108)      $ (2,452,543)
  Class B ($0.99 and $0.70 per share, respectively)      (13,204,026)        (1,012,350)
  Class C ($1.00 and $0.71 per share, respectively)       (7,955,194)          (423,040)
  Class Y ($1.04 and $0.74 per share, respectively)         (151,076)           (59,127)
Net realized gain:
  Class A ($0.34 and $0.15 per share, respectively)       (1,892,620)          (132,723)
  Class B ($0.34 and $0.00 per share, respectively)       (1,522,858)                --
  Class C ($0.34 and $0.00 per share, respectively)         (740,468)                --
  Class Y ($0.34 and $0.00 per share, respectively)          (24,664)                --
                                                        ------------       ------------
     Total distributions to shareowners                 $(41,558,014)      $ (4,079,783)
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $949,068,362       $143,744,343
Reinvestment of distributions                             19,806,633          2,657,491
Cost of shares repurchased                              (155,684,357)       (28,448,820)
                                                        ------------       ------------
  Net increase in net assets resulting from fund
     share transactions                                 $813,190,638       $117,953,014
                                                        ------------       ------------
  Net increase in net assets                            $768,685,407       $118,626,851
NET ASSETS:
Beginning of year                                        126,217,524          7,590,673
                                                        ------------       ------------
End of year (including accumulated undistributed/
  (distributions in excess of) net investment income
  of $38,393 and $(219,619), respectively)              $894,902,931       $126,217,524
                                                        ============       ============


18   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS                                (continued)

For the Years Ended 10/31/01 and 10/31/00

CLASS A                           '01 Shares        '01 Amount             '00 Shares     '00 Amount
Shares sold                       36,424,855        $395,022,332            6,380,623     $72,483,978
Reinvestment of distributions      1,041,822          11,191,103              178,378       1,998,763
Less shares repurchased           (9,330,469)       (100,330,947)          (2,270,485)    (25,461,620)
                                  ----------        ------------           ----------     -----------
  Net increase                    28,136,208        $305,882,488            4,288,516     $49,021,121
                                  ==========        ============           ==========     ===========
CLASS B*
Shares sold                       30,120,166        $328,261,034            4,187,697     $47,914,144
Reinvestment of distributions        500,878           5,397,439               39,965         458,357
Less shares repurchased           (3,414,624)        (36,788,368)            (189,481)     (2,177,137)
                                  ----------        ------------           ----------     -----------
  Net increase                    27,206,420        $296,870,105            4,038,181     $46,195,364
                                  ==========        ============           ==========     ===========
CLASS C*
Shares sold                       20,232,310        $222,253,133            1,865,219     $21,608,359
Reinvestment of distributions        280,875           3,055,663               12,735         147,284
Less shares repurchased           (1,543,942)        (16,655,949)             (71,100)       (782,164)
                                  ----------        ------------           ----------     -----------
  Net increase                    18,969,243        $208,652,847            1,806,854     $20,973,479
                                  ==========        ============           ==========     ===========
CLASS Y*
Shares sold                          325,891        $  3,531,863              154,111     $ 1,737,862
Reinvestment of distributions         15,223             162,428                4,642          53,087
Less shares repurchased             (175,921)         (1,909,093)              (2,441)        (27,899)
                                  ----------        ------------           ----------     -----------
  Net increase                       165,193        $  1,785,198              156,312     $ 1,763,050
                                  ==========        ============           ==========     ===========

* Class B, Class C and Class Y shares were first publicly offered on February 28, 2000.


The accompanying notes are an integral part of these financial statements.   19

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 10/31/01

                                                                                          2/12/98
                                          Year Ended      Year Ended     Year Ended          to
                                           10/31/01      10/31/00(a)      10/31/99        10/31/98
CLASS A
Net asset value, beginning of period       $  11.35       $  9.65         $  8.50        $  10.00
                                           --------       -------         -------        --------
Increase (decrease) from investment
 operations:
  Net investment income                    $   1.08       $  0.96         $  0.70        $   0.34
  Net realized and unrealized gain
   (loss) on investments                      (0.62)         1.94            1.14           (1.56)
                                           --------       -------         -------        --------
       Net increase (decrease)
        from investment operations         $   0.46       $  2.90         $  1.84        $  (1.22)
Distributions to shareowners:
  Net investment income                       (1.06)        (1.05)          (0.69)          (0.28)
  Net realized gain                           (0.34)        (0.15)             --              --
                                           --------       -------         -------        --------
Net increase (decrease) in net
 asset value                               $  (0.94)      $  1.70         $  1.15        $  (1.50)
                                           --------       -------         -------        --------
Net asset value, end of period             $  10.41       $ 11.35         $  9.65        $   8.50
                                           ========       =======         =======        ========
Total return*                                  4.32%        31.12%          22.20%         (12.39)%
Ratio of net expenses to average
 net assets                                    0.96%+        0.95%+          1.90%           1.90%**
Ratio of net investment income to
 average net assets                            9.54%+        8.96%+          7.13%           6.22%**
Portfolio turnover rate                          24%           57%             64%             38%**
Net assets, end of period
 (in thousands)                            $345,825       $57,592         $ 7,591        $  7,691
Ratios assuming no waiver of
  management fees by PIM and
  no reduction for fees paid
  indirectly:
     Net expenses                              1.24%         1.94%           3.67%           3.99%**
     Net investment income                     9.26%         7.97%           5.36%           4.13%**
Ratios assuming waiver of
  management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                              0.93%         0.88%           1.90%           1.90%**
     Net investment income                     9.57%         9.03%           7.13%           6.22%**

(a) Pioneer Investment Management, Inc. assumed investment management of the fund on February 25, 2000. Prior to that date, the fund was advised by EQSF Advisers, Inc.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


20   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

                                                                               2/25/00
                                                              Year Ended          to
                                                               10/31/01        10/31/00
CLASS B (a)
Net asset value, beginning of period                          $  11.41        $ 11.34
                                                              --------        -------
Increase (decrease) from investment operations:
  Net investment income                                       $   1.00        $  0.69
  Net realized and unrealized gain (loss) on investments         (0.63)          0.08
                                                              --------        -------
       Net increase from investment operations                $   0.37        $  0.77
Distributions to shareowners:
  Net investment income                                          (0.99)         (0.70)
  Net realized gain                                              (0.34)            --
                                                              --------        -------
Net increase (decrease) in net asset value                    $  (0.96)       $  0.07
                                                              --------        -------
Net asset value, end of period                                $  10.45        $ 11.41
                                                              ========        =======
Total return*                                                     3.45%          7.04%
Ratio of net expenses to average net assets+                      1.72%          1.47%**
Ratio of net investment income to average net assets+             8.70%          8.44%**
Portfolio turnover                                                  24%            57%
Net assets, end of period (in thousands)                      $326,596        $46,069
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
     Net expenses                                                 2.00%          2.19%**
     Net investment income                                        8.42%          7.92%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                                                 1.69%          1.40%**
     Net investment income                                        8.73%          8.50%**

(a) Class B shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 10/31/01                                      (continued)

                                                                               2/25/00
                                                              Year Ended          to
                                                               10/31/01        10/31/00
CLASS C (a)
Net asset value, beginning of period                          $  11.51        $ 11.34
                                                              --------        -------
Increase (decrease) from investment operations:
  Net investment income                                       $   1.01        $  0.69
  Net realized and unrealized gain (loss) on investments         (0.63)          0.19
                                                              --------        -------
       Net increase from investment operations                $   0.38        $  0.88
Distributions to shareowners:
  Net investment income                                          (1.00)         (0.71)
  Net realized gain                                              (0.34)            --
                                                              --------        -------
Net increase (decrease) in net asset value                    $  (0.96)       $  0.17
                                                              --------        -------
Net asset value, end of period                                $  10.55        $ 11.51
                                                              ========        =======
Total return*                                                     3.50%          7.98%
Ratio of net expenses to average net assets+                      1.69%          1.47%**
Ratio of net investment income to average net assets+             8.67%          8.41%**
Portfolio turnover rate                                             24%            57%
Net assets, end of period (in thousands)                      $219,142        $20,788
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
     Net expenses                                                 1.97%          2.15%**
     Net investment income                                        8.39%          7.72%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                                                 1.66%          1.39%**
     Net investment income                                        8.70%          8.48%**

(a) Class C shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


22   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

                                                                             2/25/00
                                                            Year Ended          to
                                                             10/31/01        10/31/00
CLASS Y (a)
Net asset value, beginning of period                         $ 11.32        $ 11.34
                                                             -------        -------
Increase (decrease) from investment operations:
  Net investment income                                      $  1.06        $  0.74
  Net realized and unrealized loss on investments              (0.61)         (0.02)
                                                             -------        -------
       Net increase from investment operations               $  0.45        $  0.72
Distributions to shareowners:
  Net investment income                                        (1.04)         (0.74)
  Net realized gain                                            (0.34)            --
                                                             -------        -------
Net decrease in net asset value                              $ (0.93)       $ (0.02)
                                                             -------        -------
Net asset value, end of period                               $ 10.39        $ 11.32
                                                             =======        =======
Total return*                                                   4.28%          6.56%
Ratio of net expenses to average net assets+                    0.62%          0.35%**
Ratio of net investment income to average net assets+          10.04%          6.59%**
Portfolio turnover rate                                           24%            57%
Net assets, end of period (in thousands)                     $ 3,340        $ 1,769
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
     Net expenses                                               0.92%          1.06%**
     Net investment income                                      9.74%          6.11%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                                               0.59%          0.29%**
     Net investment income                                     10.07%          6.63%**

(a) Class Y shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), originally, Third Avenue High Yield Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Effective February 25, 2000, the Fund was reorganized as a Delaware business trust. The reorganization had no effect on the Fund's operations. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class B, Class C and Class Y shares were first publicly offered on February 25, 2000. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. Market discounts and premiums are accreted or amortized daily on a yield-to-maturity basis.

Pioneer High Yield Fund

    Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2001, the Fund reclassified $2,396 from accumulated net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01                             (continued)

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano, earned $653,008 in underwriting commissions on the sale of Fund shares during the period ended October 31, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for

Pioneer High Yield Fund

    determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Class A expenses to 1.00% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B, Class C and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. From February 25, 2000 to May 1, 2001, PIM's expense limitation was 0.75% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2001, approximately $15,812 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $49,099 in transfer agent fees payable to PIMSS at October 31, 2001.

4. Plans of Distribution

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01                             (continued)

1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $543,717 in distribution fees payable to PFD at October 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended October 31, 2001, CDSCs in the amount of $418,401 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2001 the Fund's expenses were reduced by $120,010 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2001, there were no borrowings under this agreement.

Pioneer High Yield Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer High Yield Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer High Yield Fund as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 7, 2001

Pioneer High Yield Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Daniel T. Geraci                   Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund
Pioneer Tax Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
 (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund** (formerly Pioneer World Equity Fund)

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Name change effective July 30, 2001.
++    Name change effective September 6, 2001.
+     Name change effective September 21, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into
      Pioneer Bond Fund on September 28, 2001.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.                                11011-00-1201
60 State Street                      (Copyright) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [recycle icon] Printed on Recycled Paper